Exhibit 99.2

WAIVER

September 3, 2010

Applebee’s Enterprises LLC

c/o Applebee’s Services, Inc.

11201 Renner Blvd.

Lenexa, Kansas 66219

Attn: Deputy General Counsel

Wells Fargo Bank, National Association,

    as Indenture Trustee

Sixth Street and Marquette Avenue

MAC N9311-161, Minneapolis, MN 55479

Attn:	Corporate Trust Services/

Asset-Backed Administration

Re.:	Applebee’s Enterprises LLC

Dear Ladies and Gentlemen:

Reference is hereby made to (i) the Base Indenture, dated as of November 29, 2007 (as supplemented by the Supplement No. 1 thereto, dated as of January 17, 2008, the Supplement No. 2 thereto, dated as of June 19, 2008, the Supplement No. 3 thereto, dated as of July 8, 2009, and the Supplement No. 4 thereto, dated as of the date July 8, 2009, the “Base Indenture”), by and among Applebee’s Enterprises LLC, Applebee’s IP LLC, the other Co-Issuers identified therein, and Wells Fargo Bank, National Association, not in its individual capacity, but solely in its capacity as the Indenture Trustee (the “Indenture Trustee”), (ii) the Series 2007-1 Supplement to the Base Indenture, dated as of November 29, 2007 (the “Series 2007-1 Supplement” and, together with the Base Indenture, the “Indenture”), by and among the Co-Issuers and the Indenture Trustee, relating to the Series 2007-1 Notes referred to therein, and (iii) the Servicing Agreement, dated as of November 29, 2007 (the “Servicing Agreement”), by and among the Co-Issuers, Applebee’s Franchising LLC, Applebee’s Services, Inc., as the Servicer, Applebee’s International, Inc., as the Guarantor, Assured Guaranty Corp. (“Assured Guaranty”), as the Series Insurer, and the Indenture Trustee. Capitalized terms used and not defined herein have the meanings set forth or incorporated by reference in the Indenture.

Assured Guaranty, in its capacity as the Series Insurer and the Series Controlling Party with respect to the Series 2007-1 Notes, hereby waives the following provisions of the following Transaction Documents effective as of the date hereof with binding effect to and including the Expiration Date referred to below:

(a) solely with respect to the incurrence of indebtedness described in clause (b) below, the provision set forth in Section 4.7(f) of the Series 2007-1 Supplement requiring the Co-Issuers to deliver written notice of a revocation of a scheduled Optional Prepayment to the Indenture Trustee, the Series Insurer, the Rating Agencies and the Noteholders no later than the fifth Business Day prior to the scheduled Optional Prepayment Date; provided, that the Co-Issuers shall deliver written notice of any revocation of Prepayment Notice at least one Business Day prior to the scheduled Optional Prepayment Date; and

(b) the provision set forth in Section 4.14 of the Servicing Agreement limiting the permitted amount of indebtedness that can be incurred by the Servicer or any Affiliate of Applebee’s International, Inc. (other than the Securitization Entities) without the consent of the Aggregate Controlling Party or notice to the Rating Agencies to $95 million; provided, however, that concurrently with the incurrence of any indebtedness in excess of $95 million, funds from the proceeds of such indebtedness sufficient to pay the amount equal to the sum of (i) the aggregate principal amount of the Class of Series 2007-1 Notes, together with all accrued and unpaid interest thereon, (ii) the applicable Series 2007-1 Make-Whole Amounts, if any, (iii) the associated Series 2007-1 Class A-1 Breakage Amounts, if any, (iv) $[            ], in full satisfaction of the Insurer Make-Whole Premium, and (v) all out-of-pocket costs and expenses incurred by Assured Guaranty in connection herewith, including reasonable attorneys fees and expenses have been irrevocably deposited in trust with the Indenture Trustee for purposes of the Optional Prepayment of the Series 2007-1 Notes in full and the payment of such other amounts on the related Optional Prepayment Date; it being understood and agreed, and as a condition to Assured Guaranty’s waivers hereunder, that the Co-Issuers shall (x) cause the lender (or lenders) or other parties providing the funds used to make the payments specified in sub-clauses (i) through (v) above (or their representatives) to remit such funds directly (and not via transfers through accounts of the Servicer or any other Affiliate of Applebee’s International, Inc.) to the Principal Payment Account, the Interest Payment Accounts and the other applicable Accounts in accordance with Section 4.7(e) of the Series 2007-1 Supplement and (y) deliver a Company Order irrevocably authorizing and directing the Indenture Trustee to apply the amounts deposited to such Accounts in accordance with Section 4.7(e) of the Series 2007-1 Supplement on the Optional Prepayment Date. In addition, on the Optional Prepayment Date the Co-Issuers shall have delivered to Assured Guaranty an executed letter from their outside counsel in the form attached hereto as Exhibit A and an executed Termination and Release in substantially the form attached hereto as Exhibit B.

Assured Guaranty hereby confirms to the Indenture Trustee that: (x) upon Assured Guaranty’s receipt of the letter described in the last sentence of the preceding clause (b), along with the representations made in the Termination and Release and the other information provided to Assured Guaranty prior to the date hereof, Assured Guaranty has, in its judgment, received adequate assurances that the discharge of the Indenture as contemplated hereunder will not subject Assured Guaranty to a risk of preference or recapture on amounts paid to discharge the Notes and therefore the condition in the proviso to Section 4.1(a)(iv) of the Indenture requiring that such adequate assurances be provided to Assured Guaranty shall be satisfied and (y) upon satisfaction of the other conditions set forth in clauses (i) through (iv) of such Section 4.1(a) and the irrevocable deposit in trust with the Indenture Trustee of the amounts set forth in clause (b) above for the purposes described in clause (b) above, the Indenture will be satisfied and discharged in accordance with its terms. In accordance with the Premium Letter, the Co-Issuers hereby confirm that they will pay or cause to be paid to Assured Guaranty on the Optional Prepayment Date, in immediately available funds, $[            ], in full satisfaction of the Insurer Make-Whole Premium.

The address for delivery of the Series 2007-1 Class A Insurance Policy and Termination and Release Agreement on the Optional Prepayment Date shall be the following address or such other address as may be provided to the Indenture Trustee by Assured Guaranty as its address for notices from time to time:

Assured Guaranty Corp.

31 West 52 Street

New York, New York 10019

Attention: Legal Department - Ruth Cove/Lynne Clark

This letter shall be governed by the internal laws of the State of New York without regard to choice of law rules (other than Section 5-1401 of the New York General Obligations Law).

This letter may be executed in any number of counterparts (including by facsimile or other electronic means of transmission), each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

This letter and the waivers of Assured Guaranty contained herein shall expire and be of no further force or effect at midnight on November 29, 2010 (the “Expiration Date”), but such expiration shall not effect the validity of any actions taken by the Co-Issuers prior to such time in accordance with the terms hereof.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned have caused this letter to be duly executed by their respective authorized officers of the date first above written.

ASSURED GUARANTY CORP., as Series Insurer and Series Controlling Party in respect of the Series 2007-1 Notes

By:	/s/ Errol Uhr
	Name:	Errol Uhr
	Title:	Managing Director

Acknowledged and agreed to as of the date and year

first above written:

APPLEBEE’S ENTERPRISES LLC, as a Co-Issuer			APPLEBEE’S RESTAURANTS INC., as a Co-Issuer

By:	/s/ Rebecca R. Tilden		By:	/s/ Rebecca R. Tilden
	Name:	Rebecca R. Tilden		Name:	Rebecca R. Tilden
	Title:	Vice President, Secretary and Treasurer		Title:	Vice President, Secretary and Treasurer

APPLEBEE’S IP LLC, as a Co-Issuer			APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, as a Co-Issuer

By:	/s/ Rebecca R. Tilden		By:	/s/ Rebecca R. Tilden
	Name:	Rebecca R. Tilden		Name:	Rebecca R. Tilden
	Title:	Vice President, Secretary and Treasurer		Title:	Vice President, Secretary and Treasurer

APPLEBEE’S RESTAURANTS NORTH LLC, as a Co-Issuer			APPLEBEE’S RESTAURANTS VERMONT, INC., as a Co-Issuer

By:	/s/ Rebecca R. Tilden		By:	/s/ Rebecca R. Tilden
	Name:	Rebecca R. Tilden		Name:	Rebecca R. Tilden
	Title:	Vice President, Secretary and Treasurer		Title:	President, Vice President and Treasurer

APPLEBEE’S RESTAURANTS WEST LLC, as a Co-Issuer		APPLEBEE’S RESTAURANTS KANSAS LLC, as a Co-Issuer

By:	APPLEBEE’S ENTERPRISES LLC, as Member

By:	/s/ Rebecca R. Tilden	By:	/s/ Rebecca R. Tilden
	Name: Rebecca R. Tilden		Name: Rebecca R. Tilden
	Title: Vice President, Secretary and Treasurer		Title: Vice President, Secretary and Treasurer

APPLEBEE’S RESTAURANTS TEXAS LLC, as a Co-Issuer

By:	/s/ Rebecca R. Tilden
Name: Rebecca R. Tilden
Title: Vice President, Secretary and Treasurer